UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Septembe r 3, 2019 ( August 28, 2019 )

Date of Report (Date of earliest event reported)

MONOTYPE IMAGING HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Unicorn Park Drive

Woburn, Massachusetts 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TYPE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously announced, on July 25, 2019, Monotype Imaging Holdings Inc., a Delaware corporation (the “Company”), Marvel Parent, LLC, a Delaware limited liability company (“Parent”), and Marvel Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. On August 26, 2019, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Proxy Statement”) related to a special meeting of the Company’s stockholders to be held for the purpose of, among other things, voting on the Merger.

Litigation Related to the Merger

On August 27, 2019, a purported stockholder of Monotype filed a complaint in the United States District Court for the District of Delaware, captioned Stein v. Monotype Imaging Holdings, Inc., et al., Case No. 1:19- cv-01586 (the “Complaint”), naming as defendants the Company and each member of the Company’s board of directors. Among other things, the Complaint alleges that the Proxy Statement is materially incomplete and misleading by failing to disclose in violation of Section 14(a) and Section 20(a) of the Exchange Act, as well as Rule 14a-9 promulgated thereunder, allegedly material information concerning (i) certain financial projections prepared by the Company’s management and summarized in the Proxy Statement, and (ii) certain inputs used in the financial analyses conducted by J.P. Morgan in connection with its rendering its fairness opinion to the Company’s board of directors and summarized in the Proxy Statement. The relief sought in the Complaint includes equitable relief, including among other things, to enjoin the consummation of the Merger unless and until certain additional and allegedly material information is disclosed to the Company’s stockholders, to rescind the Merger Agreement, to the extent already implemented, or to recover rescissory damages, to direct the defendants to account to plaintiff for all alleged damages suffered as a result of their alleged wrongdoing and to award plaintiff the cost and disbursements of the Complaint, including reasonable attorneys’ and expert fees and expenses. The Company cannot predict the outcome of the Complaint, nor can the Company predict the amount of time and expense that will be required to resolve the Complaint. The Company believes the Complaint is without merit and the Company and the individual defendants intend to vigorously defend against the Complaint and subsequently filed similar actions. If additional similar complaints are filed, absent new or significantly different allegations, the Company will not necessarily disclose such additional filings. The foregoing description is qualified in its entirety by reference to the Complaint which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, the Company has filed the Proxy Statement with the SEC and expects to file with the SEC and furnish to its stockholders a definitive proxy statement on Schedule 14A as well as other relevant materials concerning the proposed merger transaction. This communication is not a substitute for the Proxy Statement or for any other document that the Company has filed or may file with the SEC or send to the Company’s stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. The proposed merger transaction will be submitted to the Company’s stockholders for their consideration. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available free of charge on the Company’s website at www.monotype.com or by contacting the Company’s Investor Relations contact at ir@monotype.com.

Participants in the Solicitation

The Company and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of shares of the Company’s common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 25, 2019, the Proxy Statement, which was filed with the SEC on August 26, 2019 and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the merger transaction, by security holdings or otherwise, is also included in the Proxy Statement and other relevant materials that have been or may be filed with the SEC. You may obtain free copies of these documents as described above.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the Company’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the

SEC, as well as other documents that may be filed by the Company from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Complaint, Stein v. Monotype Imaging Holdings, Inc., et al., Case No. 1:19- cv-01586, filed on August 27, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2019

MONOTYPE IMAGING HOLDINGS INC.

By:	/s/ Scott E. Landers
Name:	Scott E. Landers
Title:	Chief Executive Officer